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                                                                   EXHIBIT 23.9

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated Februay 8, 2000, with respect to the finiacial statements of GoTo.Com, Inc. included in the Registration Statement (Form S-1 No. 333-________)and related Prospectus of idealab! dated April 20, 2000.


                                                       /s/ Ernst & Young, LLP

                                                       Ernst & Young, LLP

Los Angeles, CA
April 18, 2000